UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2003


                                     1-6880
                            (Commission File Number)


                                  U.S. BANCORP
             (Exact name of registrant as specified in its charter)



                DELAWARE                                 41-0255900
         (State or other juris                         (I.R.S. Employer
           of incorporation)                        Identification Number)

                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
              (Address of principal executive offices and zip code)

                                  651-466-3000
              (Registrant's telephone number, including area code)

                                (not applicable)
          (Former name or former address, if changed since last report)





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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On December 19, 2003, U.S. Bancorp (the "Company") issued a press release announcing that the Securities and Exchange Commission has declared effective the Form 10 Registration Statement of Piper Jaffray Companies, which is the capital markets business being spun off by the Company. As previously announced by the Company, the Board of Directors of the Company has set the record and distribution dates for a special dividend, which will distribute to shareholders of the Company one share of Piper Jaffray Companies common stock for every 100 shares of Company common stock held. This special dividend will be paid on December 31, 2003, to shareholders of the Company of record as of 5:00 p.m. New York time on December 22, 2003.

         The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.


ITEM 7.     FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.1     Press Release issued by U.S. Bancorp on December 19, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             U.S. BANCORP


                             By: /s/ Terrance R. Dolan
                                 --------------------------------------
                                 Name:   Terrance R. Dolan
                                 Title:  Executive Vice President and Controller



DATE:  December 19, 2003

                                                                    EXHIBIT 99.1

[U.S. Bancorp logo]

                                                    NEWS RELEASE

                                         CONTACT:   Steve Dale (Media)
                                                    (612) 303-0784
                                                    H. D. McCullough (Analysts)
                                                    (612) 303-0786
                                                    Judy Murphy (Analysts)
                                                    (612) 303-0783





        U.S. BANCORP ANNOUNCES EFFECTIVENESS OF THE FORM 10 REGISTRATION
                      STATEMENT OF PIPER JAFFRAY COMPANIES


MINNEAPOLIS, MN. (Dec. 19, 2003) - U.S. Bancorp (NYSE: USB) today announced that the Securities and Exchange Commission has declared the Form 10 Registration Statement of Piper Jaffray Companies effective, which is a condition to the completion of the spin-off of Piper Jaffray Companies to U.S. Bancorp stockholders. As previously announced by U.S. Bancorp, the Board of Directors of U.S. Bancorp has set the record and distribution dates for a special dividend, which will distribute to U.S. Bancorp shareholders one share of Piper Jaffray common stock for every 100 shares of U.S Bancorp common stock held. This special dividend will be paid on Dec. 31, 2003, to U.S. Bancorp shareholders of record as of 5:00 p.m. New York time on Dec. 22, 2003.

Piper Jaffray Companies common stock is expected to begin trading on a "when-issued" basis on the New York Stock Exchange today, Dec. 19, 2003 under the ticker symbol "PJC wi". During the period from Dec. 19, 2003, through the distribution date on Dec. 31, 2003, U.S. Bancorp shares will trade on the NYSE both with and without the right to receive Piper Jaffray Companies common stock. U.S. Bancorp shares without the right to receive Piper Jaffray Companies common stock will trade during this period on an "ex-dividend" basis under the ticker symbol "USB wi".

The listing requirements of the NYSE require that Piper Jaffray Companies disclose that additional information is available upon which the NYSE relied to list Piper Jaffray Companies, and is included in the listing application. Such information is available to the public upon request.

U.S. Bancorp, with assets of $189 billion, is the 8th largest financial services holding company in the United States. The company operates 2,201 banking offices and 4,506 ATMs, and provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses and institutions. U.S. Bancorp is home of the Five Star Service Guarantee which assures customers of certain key banking benefits and services or customers will be paid for their inconvenience. U.S. Bancorp is the parent company of U.S. Bank. Visit U.S. Bancorp on the web at usbank.com.

                                      # # #

Forward-Looking Statements
This press release contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions. These forward- looking statements cover, among other things, anticipated future revenue and expenses, and the future prospects of the Company. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including the following, in addition to those contained in the Company's reports on file with the SEC: (i) general economic or industry conditions could be less favorable than expected, resulting in a deterioration in credit quality, a change in the allowance for credit losses, or a reduced demand for credit or fee-based products and services; (ii) changes in the domestic interest rate environment could reduce net interest income and could increase credit losses; (iii) inflation, changes in securities market conditions and monetary fluctuations could adversely affect the value or credit quality of the Company's assets, or the availability and terms of funding necessary to meet the Company's liquidity needs; (iv) changes in the extensive laws, regulations and policies governing financial services companies could alter the Company's business environment or affect operations; (v) the potential need to adapt to industry changes in information technology systems, on which the Company is highly dependent, could present operational issues or require significant capital spending; (vi) competitive pressures could intensify and affect the Company's profitability, including as a result of continued industry consolidation, the increased availability of financial services from non- banks, technological developments, or bank regulatory reform; (vii) changes in consumer spending and savings habits could adversely affect the Company's results of operations; (viii) changes in the financial performance and condition of the Company's borrowers could negatively affect repayment of such borrowers' loans;
(ix) acquisitions may not produce revenue enhancements or cost savings at levels or within time frames originally anticipated, or may result in unforeseen integration difficulties; (x) capital investments in the Company's businesses may not produce expected growth in earnings anticipated at the time of the expenditure; and (xi) acts or threats of terrorism, and/or political and military actions taken by the U.S. or other governments in response to acts or threats of terrorism or otherwise could adversely affect general economic or industry conditions. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.